UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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INC RESEARCH HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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INC Research and inVentiv Health to Merge

Transaction Creates a Leading Global Biopharmaceutical Solutions Organization

INC Research (Nasdaq: INCR)
Nearly **6,900** employees across **6** continents
Experience spanning more than **110** countries

inVentiv
15,200 employees across **6** continents
Experience spanning more than **90** countries

Second Largest Biopharmaceutical Outsourcing Provider, One of the Top 3 CROs and the Largest Contract Commercial Organization ("CCO") by Net Revenue

22,000+ employees

Serve customers in **110+** countries

$3.2B+ in net revenue

ENTERPRISE VALUE

$7.4 B

EXPECTED OWNERSHIP

~53% INC Research's shareholders

~47% inVentiv's shareholders

EXPECTED CLOSING

Second half of 2017

LEADERSHIP & GOVERNANCE

10 Directors Total

5 From INC Research

5 From inVentiv

- **2** Designated by Thomas H. Lee Partners
- **2** Designated by Advent International

Alistair Macdonald, CEO of INC Research, to serve as CEO

Greg Rush, CFO of INC Research, to serve as CFO

Michael Bell, CEO of inVentiv Health, to serve as Executive Chairman

GLOBAL PRESENCE

- Headquartered in Raleigh, North Carolina
- Significant presence in the Northeast corridor of U.S.
- Operations worldwide, including in Asia and Europe

A Strong, Well-Diversified Business

Comprehensive End-to-End Solutions



Solutions Mix
36%
64%
CRO
CCO

Diversified Customer Base



Biopharma Customer Concentration
(Total Company)
30%
15%
55%
Top 5
Top 6-10
Other

Ability to Serve Customers of all Sizes



Biopharma Customer Type
(Total Company)
53%
17%
30%
Top 20
Top 21-50
SMID (1)

Offers customers a comprehensive suite of outsourced services

- Creates a global leader in Phase I-IV clinical development
- Capitalizes on a growing commercial outsourcing trend
- The merger will deepen the combined company's therapeutic experience, which is an increasingly important factor in customers' outsourcing selection process
- The combination of inVentiv's pharmacy data through its Adheris pharmacy network, Real World Evidence programs and other data sets, along with INC Research's Real World & Late Phase business, site relationships, and predictive clinical data sets, increases the combined company's access to physicians, investigators, patients and insights

Presents greater opportunities for employees

- New company will reflect the capabilities and talent of both organizations
- Even greater career development opportunities for employees as part of a larger organization
- Employees from both companies share a dedication to making the world a better place by bringing new therapies to market

Creates significant value for shareholders

- Increases long-term growth potential
- Projected to be accretive to INC Research's adjusted EPS in the first 12 months following close
- Maintains strong balance sheet with robust free cash flow generation

Expectation of
~$100 million
of annual run-rate cost synergies

INC Research and inVentiv can cross-sell their complementary services to their respective clients



"The combination of INC Research and inVentiv will expand our global scale and add capabilities to grow our addressable market. Both companies have a history of successfully integrating acquisitions, and I am confident that we will capitalize on the many opportunities this combination creates for all stakeholders."

– **Alistair Macdonald**, CEO of INC Research



"We believe this merger has significant client advantages as it deepens our scale, scope and therapeutic expertise. The combination also provides the opportunity to leverage INC Research's Trusted Process® – a proven methodology to accelerate success – which can improve the overall cost of development and time to market for our customers."

– **Michael Bell**, CEO of inVentiv Health

INC Research and inVentiv Health to Merge Transaction Creates a Leading Global Biopharmaceutical Solutions Organization About INC Research INC Research (Nasdaq: INCR) is a leading global contract research organization (“CRO”) providing the full range of Phase I to Phase IV clinical development services for the biopharmaceutical and medical device industries. Leveraging the breadth of our service offerings and the depth of our therapeutic expertise across multiple patient populations, INC Research connects customers, clinical research sites and patients to accelerate the delivery of new medicines to market. The Company was ranked “Top CRO to Work With” among the top 10 global CROs in the 2017 CenterWatch Global Investigative Site Relationship Survey. INC Research is headquartered in Raleigh, NC, with operations across six continents and experience spanning more than 110 countries. For more information, please visit www.incresearch.com and connect with us on LinkedIn and Twitter @inc_research. About inVentiv Health inVentiv Health is a global professional services organization designed to help the biopharmaceutical industry accelerate the delivery of much-needed therapies to market. Our combined Clinical Research Organization (CRO) and Contract Commercial Organization (CCO) offer a differentiated suite of services, processes and integrated solutions that improve client performance. With more than 15,000 employees and the ability to support clients in more than 90 countries, our global scale and deep therapeutic expertise enable inVentiv to help clients successfully navigate an increasingly complex environment. For more information, visit www.inVentivHealth.com. Forward-Looking Statements This communication includes contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such forward-looking statements reflect, among other things, our current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. Therefore, any statements contained herein that are not statements of historical fact may be forward-looking statements and should be evaluated as such. Without limiting the foregoing, the words “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “would,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the potential timing or consummation of the proposed transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. INC Research cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability to obtain shareholder and regulatory approvals, or the possibility that they may delay the transaction or that such regulatory approval may result in the imposition of conditions that could cause the parties to abandon the transaction, (ii) the risk that a condition to closing of the merger may not be satisfied; (iii) the ability of INC Research and inVentiv to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (v) potential litigation relating to the proposed transaction that could be instituted against INC Research, inVentiv or their respective directors, (vi) possible disruptions from the proposed transaction that could harm INC Research’s and/or inVentiv’s business, including current plans and operations, (vii) the ability of INC Research or inVentiv to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with clients, employees, suppliers or other parties resulting from the announcement or completion of the merger, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect INC Research’s or inVentiv’s financial performance, (x) certain restrictions during the pendency of the merger that may impact INC Research’s or inVentiv’s ability to pursue certain business opportunities or strategic transactions, (xi) continued availability of capital and financing and rating agency actions, (xii) legislative, regulatory and economic developments and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement that will be filed with the Securities and Exchange Commission in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on INC Research’s or inVentiv’s consolidated financial condition, results of operations, credit rating or liquidity. Unless legally required, INC Research does not assume any obligation to update any such forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. Additional Information and Where to Find It This communication is being made in respect of the proposed merger transaction involving INC Research and inVentiv. In connection with the proposed transaction, INC Research will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders. Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available and before making any voting decision as it will contain important information about the transaction. Shareholders will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by INC Research regarding INC Research, inVentiv, and the proposed transaction, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov) or at INC Research’s website (investor.incresearch.com). Participants in the Solicitation INC Research and its respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from INC Research’s shareholders with respect to the special meeting of shareholders that will be held to consider and vote upon the approval of the share issuance and the proposed transaction. Information regarding the officers and directors of INC Research is included in its Annual Report on Form 10-K for the year ended Dec. 31, 2016, and INC Research’s notice of Annual Meeting of Shareholders and Proxy Statement, which were filed with the Securities and Exchange Commission on April 13, 2017. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of INC Research’s shareholders generally, will be contained in the proxy statement (when filed) and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction. This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section10 of the Securities Act of 1933, as amended.